UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported)

April 28, 2006

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-6887

99-0148992

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(808) 537-8430

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.

Entry into a Material Definitive Agreement.

At the Bank of Hawaii Corporation annual meeting of shareholders held on April 28, 2006, Bank of Hawaii’s shareholders, upon the recommendation of the Board of Directors, approved an amendment to the Bank of Hawaii 2004 Stock and Incentive Compensation Plan (the “Plan”) to increase the number of shares of common stock available for grant under the Plan by 1,000,000 shares.

A brief summary of the Plan is included as part of Proposal 2 in Bank of Hawaii Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2006. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is included as Appendix A to the proxy statement and incorporated herein by reference.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date May 3, 2006

BANK OF HAWAII CORPORATION

/s/ Cynthia G. Wyrick
Cynthia G. Wyrick
Executive Vice President and
Corporate Secretary